                                 LEASE AGREEMENT

         BETWEEN :        MIVNEI TA'ASIYA LTD.

         A  N  D :        LIPMAN ELECTRONIC ENGINEERING LTD.

                                      -1-

                              UNIT LEASE AGREEMENT

                                TABLE OF CONTENTS

1.   Preamble
2.   Lease Period
3.   Rent
4.   Company's Works in the Leasehold; Adjustments Budget
5.   Bank Guarantee
6.   Compatibility
7.   Use
8.   Receipt of Permits
9.   Electricity and Water
10.  Maintenance of the Leasehold and Repairs
11.  Cleanliness
12.  Public Areas and Common Property
13.  Signs
14.  Preserving the Leasehold; Alterations in the Leasehold; Gallery; Pergola
15.  Prevention of Nuisances
16.  Admittance to the Leasehold
17.  Transfer of Rights
18.  Vacation
19.  Lessee's Obligation to Effect Payments
20.  Cancellation of the Agreement
21.  Payment of the Lessee's Debts
22.  Taxes, Fees and Charges
23.  Tenant's Protection Law
24.  Costs of the Agreement
25.  Linkage and Interest
26.  Value Added Tax (VAT)
27.  Jurisdiction
28.  Compliance with Laws
29.  No Offset of Payments
30.  Leasehold Drawing
31.  Modification of the Agreement
32.  Management Agreement
33.  Right of Refusal of Additional Leasehold
34.  Termination of Previous Lease Agreement
35.  Notices

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               LEASEHOLD DESCRIPTION

Town                          : Rosh Ha'ayin
Building No.                  : 137.001.01
Agreement No.                 : 1-03-1649-5
Leased Area (sq.m)            : 2.143
No. of Parking Spaces         : 18

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               APPENDICES AND ADDENDA

Appendix A - clause 3(A):
      Rent Principal

Appendix B - clause 5:
      Bank Guarantee

Appendix C - clause 30:
      Leasehold Drawing

Appendix D - clause 10(D):
      Operating Code

Appendix E - clause 32:
      Management Agreement

Appendix F - clause 14(A)(2):
      Lessee's Works in the Leasehold

Addendum 1 and Appendix to Addendum 1:
      Liability and Insurance; Insurance
      Confirmation

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                                      -2-

                              UNIT LEASE AGREEMENT

            Made and signed in Rosh Ha'ayin on the 17th of March 2002

BETWEEN:          Mivnei Ta'asiya Ltd.
                  11 Hamenofim St., Herzliya Pituach
                  tel. 09-9717971, fax 09-9717970
                                                   (hereinafter: the "COMPANY")

A N D:            Lipman Electronic Engineering Ltd.
                  Public Co. 52-003894-4
                  11 He'amal St., Rosh Ha'ayin 48092
                  tel. 03-9029730, fax 03-9029731
                                                   (hereinafter: the "LESSEE")

WHEREAS           the Company owns lease rights in land situated at 14 He'amal
                  St., Rosh Ha'ayin, block 8863, part of parcels 6, 8, 9, 17, lot 525-6 (hereinafter: the "LAND"), and in a three-story
                  building erected thereon (hereinafter: the "BUILDING"); and

WHEREAS           the Company agreed to lease to the Lessee a unit in the
                  Building located on the ground floor, numbered 137.001.01 and having an area of 2143 sq.m (gross external measurements plus the proportionate part of the common property intended for the use of all or a part of the Building's users), and 18 marked parking spaces (hereinafter: the "LEASEHOLD"); and

WHEREAS           the Company declares that the Building and the Leasehold were built in accordance with lawful building permits, and the
                  Lessee's use of the Leasehold in accordance with the purpose as hereinafter declared is a permitted use of the Building in accordance with the urban building plan (UBP); and

WHEREAS           the Lessee wishes to lease the Leasehold exclusively for use for the purpose of storage, clean industry and laboratories
                  (hereinafter: the "PURPOSE").

THEREFORE, IT IS HEREBY STIPULATED AND AGREED AS FOLLOWS:

1.       PREAMBLE

         (A)  The preamble hereto forms an integral part of this Agreement.

         (B)  The clause headings in this Agreement are solely for convenience and do not form a part of the Agreement.

         (C)  All the appendices and addenda hereto form an integral part of this Agreement.

                                      -3-

         (D)  Upon the signature of this Agreement, all the parties'
              declarations and/or any undertaking and/or representation made by the parties prior to the signature hereof shall be void ab initio.

2.       LEASE PERIOD

         (A)  The Company hereby leases to the Lessee and the Lessee hereby leases from the Company the Leasehold, starting April 1, 2002
              (hereinafter: the "LEASE STARTING DATE") until September 30, 2011
              (hereinafter: the "LEASE EXPIRY DATE"), in accordance with the conditions stipulated in this Agreement.

              The period from the Lease Starting Date to the Lease Expiry Date is hereinafter referred to, for the sake of abbreviation, as : the
              "LEASE PERIOD".

         (B)  If the Company does not complete the works detailed in clause 4(A)
              below by the Lease Starting Date, the Lease Starting Date shall be postponed to the date of completion of the works. If the Lease
              Starting Date is postponed as stated, all the dates specified in this Agreement and its appendices shall be postponed on a
              corresponding basis, including the first date of payment of the
              Rent as this term is defined in clause 3 below, and the first date of payment of the Expenses and the Depreciation Fund as these terms are defined in the Management Agreement (Appendix E hereto).

         (C)  The Lessee may terminate the Lease Period on March 31, 2005 and at the end of every 18 months thereafter, if it gives the Company written notice 120 days in advance.

3.       RENT

         The Lessee shall pay the Company in advance, on the first day of every
         6 months, starting from July 1, 2002, the rent principal as specified in Appendix A attached as an integral part of this Agreement
         (hereinafter: the "RENT PRINCIPAL"). To the Rent Principal there shall be added Linkage Differences as defined below:

         INDEX         -      Means the Consumer Price Index, including fruits
                              and vegetables, published by the Central Bureau of
                              Statistics. In case the index base is changed, or
                              the method of calculation and preparation of the
                              index is changed, or the index is published by
                              another body instead of the aforesaid bureau, the
                              Company shall calculate the increase in the index
                              for purposes of this clause taking into account
                              the said changes.

         BASE INDEX    -      The index published on May 15, 2002 in respect of
                              April 2002.

         NEW INDEX     -      The last index published, from time to time,
                              before the date set in this Agreement for making
                              any of the payments which the Lessee undertook to
                              make, as specified above.

                                      -4-

         LINKAGE       -      The difference between the New Index and the Base
         DIFFERENCES          Index divided by the Base Index, and multiplied by
                              the Rent Principal.

         The Rent Principal plus the Linkage Differences are hereinafter referred to as: the "RENT". The Rent plus value added tax (VAT) is hereinafter referred to, for the sake of abbreviation, as the
         "REVENUE." The parties agree that the Company shall be entitled to round the periodical Revenue which the Lessee is required to pay the
         Company under this Agreement to the nearest whole shekel.

4.       COMPANY'S WORKS IN THE LEASEHOLD; ADJUSTMENTS BUDGET

         (A)  By the Lease Starting Date the Company shall perform the following works in the Leasehold:

              (1) Demolition of refrigeration rooms according to the Lessee's plans.

              (2) Building of wall from silicate blocks to a height of 2m along the glass vitrine (in the inner part).

              (3) Alteration of the Leasehold's northern entrance plaza such that instead of the existing entrance, a continuation shall be built to the wall of the northern facade and the existing
                  entrance door shall be relocated thereto.

              (4) Enlarging of the rear opening of the Leasehold according to the Lessee's plan.

              (5) Delimiting of the plaza and the parking spaces as shown on the
                  Leasehold Drawing (Appendix B).

         (B)  Additionally, the Company shall make available to the Lessee a budget for the execution of adjustments in the Leasehold in the amount of NIS 1,000,000 (hereinafter: the "BUDGET"). The Budget shall be paid to the Lessee within 90 days from the Lease Starting
              Date as stated in clause 2(A) above and after the Company's engineer shall have confirmed that the Lessee has utilized the
              Budget exclusively for the execution of internal construction and fixtures.

         (C)  Starting from October 1, 2002 and for 33 months, the Lessee shall pay the Company in addition to the Rent, 11 payments in the amount of NIS 97,125, on the first day of every 3 (three) months
              (hereinafter: the "ADDITIONAL PAYMENT"). The Additional Payment
              shall be linked to the Index, the Base Index for calculation thereof being the last known index on the date of payment of the
              Adjustments Budget to the Lessee. The Additional Payment shall be deemed in all respects the same as the Rent in accordance with this Agreement.

                                      -5-

5.       BANK GUARANTEE

         (A)  As security for the fulfillment of the Lessee's undertakings in this Lease Agreement, including payment of the Additional Payment as defined in clause 4(C) above, the Lessee hereby delivers to the
              Company, on the date of signature of this Agreement, an autonomous bank guarantee linked to the Index, in the wording attached as
              Appendix B hereto, for the sum of NIS 750,000 (hereinafter: the
              "BANK GUARANTEE").

              The amount of the Bank Guarantee shall decrease every 6 months by
              NIS 150,000 up to a sum of NIS 250,000, which shall remain fixed until the end of the Lease Period as stated in clause 2(A) above.

         (B)  The Company at its exclusive discretion shall be entitled, from time to time and after giving the Lessee written notice 7 days in advance, to demand the full or partial payment of the Bank
              Guarantee, in payment of any amount which the Lessee owes the
              Company under this Agreement and for payment of which the Bank
              Guarantee serves as security, or in the event that the Lessee failed to vacate the Leasehold and to return possession thereof to the Company, in accordance with the provisions of this Agreement.

         (C)  The Company shall return the Bank Guarantee to the Lessee after deduction of the amounts as stated in subclause (B) above, at the end of 60 (sixty) days from the date of return of the Leasehold to the Company, in accordance with this Agreement.

6.       COMPATIBILITY

         (A)  The Lessee confirms that it examined the location of the Building and the location of the Leasehold inside the Building and it saw and inspected the Leasehold, and that in view of all that stated
              above and that stated in clause 8(A) and in clause 32 below, in view of the Company's declarations and subject to execution of the
              Company's works in the Leasehold as stated in clause 4(A) above, the Leasehold is compatible with its purposes.

         (B)  The Lessee confirms that the Leasehold does not contain any incompatibility within the meaning of the term in the Hire and
              Loan Law 1971.

7.       USE

         (A)  The Lessee shall use the Leasehold for the Purpose only.

         (B)  The Lessee shall not introduce into the Leasehold equipment that is liable to cause damage to the Leasehold, and it shall not place on the floor of the Leasehold a load greater than its designated load - 1000 kg per sq.m.

8.       RECEIPT OF PERMITS

         (A)  The Lessee declares and confirms that it carefully examined at the planning and building authorities and at the local authority within whose

                                      -6-

              jurisdiction the Leasehold is located, the effective urban building plan for the area in which the Building and the Leasehold are located (hereinafter: the "PLAN"), and it examined as well the permitted uses of the Building and the Leasehold according to the
              Plan. Knowing all the relevant details of the urban building plan applying to the location, and subject to the Company's declaration above in the preamble to this Agreement, the Lessee decided to lease the Leasehold from the Company, for the Purpose specified in this Agreement. If as a result of the Lessee's present and/or future use of the Leasehold the Company is required by the local planning and building commission (hereinafter: the "LOCAL
              COMMISSION") to pay a betterment tax, or it is required by the
              Israel Lands Administration (hereinafter: the "ADMINISTRATION") to pay a permit fee and/or an added capitalization fee and/or any other amount (all the payments are hereinafter referred to as: the
              "PAYMENT"), the Lessee shall be obligated to pay the Local
              Commission and/or the Administration, as the case may be, any
              Payment as stated which the Company was required by pay by the
              Local Commission and/or by the Administration, directly to the
              Local Commission and/or to the Administration, or to reimburse to the Company any Payment as stated made by the Company to the Local
              Commission and/or to the Administration. The Company shall not make any Payment as stated before it approached the Lessee and gave it an adequate opportunity to defend itself against the payment demand and/or to reduce the amount demanded. If the total and final payment demand exceeds an amount equivalent to 6 (six)
              times the monthly rent, the Lessee shall be entitled to notify the
              Company in writing of the vacation of the Leasehold within 30 days. However, the Lessee shall be obligated to pay its proportion of the Payment up to the expiry date of the abridged lease in accordance with this subclause.

              The Company accountant's confirmation of the performance of any payment as stated by the Company, shall be conclusive evidence of the amount paid by the Company to the Local Commission and/or to the Administration, as the case may be.

         (B)  The Lessee shall act to obtain all the permits required by law for the management of its business.

         (C)  The Lessee declares that it is aware that the Company shall not bear any responsibility for the receipt of any permits required for the management of the Lessee's business.

         (D)  If for any reason the Lessee does not receive a permit for the management of its business, this shall not exempt the Lessee from payment of the Rent up to the end of the Lease Period according to this Agreement.

         (E)  The Lessee shall apply to the fire service of the conurbation within which the Leasehold is located (hereinafter: the "FIRE
              ASSOCIATION") and verify the existence of firefighting
              requirements with respect to the management of the Lessee's business in the Leasehold. The Lessee shall not use the

                                      -7-

              Leasehold for the purpose of the lease before receiving the Fire
              Association's certification of compliance with the Fire
              Association's requirements with respect to the management of the
              Lessee's business in the Leasehold, if such requirements were submitted to the Lessee by the Fire Association.

9.       ELECTRICITY AND WATER

         (A)  The Lessee confirms that it is aware that the supply of electricity and/or water to the Leasehold is dependent on its entering into an engagement with the electricity company and the local authority, as the case may be.

         (B)  The Company declares that the Leasehold contains a triple-phase electricity connection with a capacity of 630 amperes.

         (C)  The Lessee shall not be entitled to apply to the electricity company to expand the electricity connection (capacity) to the
              Leasehold, unless it received the Company's consent in writing.

              The Company shall grant its written consent, taking into
              consideration the Lessee's needs and the needs of all other users of the Building containing the Leasehold as well as the feed capacity of the existing cables.

10.      MAINTENANCE OF THE LEASEHOLD AND REPAIRS

         (A)  The Lessee shall be responsible for the proper maintenance of the
              Leasehold, and it shall repair at its expense any defect and/or fault and/or damage caused to the Leasehold, whether by the Lessee or by others, excluding reasonable wear.

         (B)  The Lessee shall not be obligated to repair damage to the
              Leasehold stemming from faults in its construction, from combat activities, from earthquake or from another unforeseen natural occurrence.

              The Company shall repair any damage caused to the Leasehold, as stated in this subclause, within a reasonable time and subject to that stated in subclause (C) below and to the receipt of insurance benefits as specified in clause 9 of Addendum No. 1.

              Notwithstanding the aforesaid, if damage is caused to the Building and/or to the Leasehold which, in the opinion of the Company and/or the Lessee will prevent the Lessee from continuing to use the Leasehold, the Company shall be entitled, at its sole and absolute discretion, to decide whether it will reinstate the
              Leasehold and restore it to a condition enabling its continued
              use, or not. If the Company decides not to reinstate the
              Leasehold, this Agreement shall be deemed void from the date of occurrence of the damage.

         (C)  The Lessee shall notify the Company of any damage caused to the
              Leasehold, as set forth in subclause (B) above, within 3 (three)
              business days from the discovery thereof. If the Lessee fails to give notice as stated - the Lessee shall bear any additional expense incurred to the Company due to the failure to give timely notice to the Company.

                                      -8-

         (D)  The Lessee undertakes to abide by the rules of the Operating Code attached as Appendix D hereto.

11.      CLEANLINESS

         The Lessee undertakes to keep the Leasehold in good condition and to maintain the cleanliness of the Leasehold and its surroundings.

         Without derogating from the generalities of this clause, the Lessee undertakes to cause the removal of any waste from the Leasehold or its surroundings.

         The Lessee's waste shall be removed by means of a container which the
         Company and/or the Management Company shall station in the area marked on the drawing in Appendix C.

12.      PUBLIC AREAS AND COMMON PROPERTY

         (A)  The Lessee may not use sidewalks, roads and any other public area outside the Leasehold, as defined above, other than for the intended purpose of such public areas.

         (B)  (1)  Common Property - As defined in clause 2(A) of the Management
                   Agreement (Appendix E).

              (2)  The Lessee shall be entitled to use the Common Property only in accordance with its designated purposes and/or
                   assignations and/or uses The Company shall be entitled from time to time, at its sole discretion, to permit any third
                   party to use one or another part of the Common Property, for such purposes as it shall determine, provided the Company
                   does not grant a third party exclusive use or use entailing a right of possession.

              (3)  To eliminate doubt, the Lessee is aware that it shall be entitled to use the areas of the Common Property solely in accordance with the provisions of any law or the provisions of this Agreement.

         (C)  (1)  The Company at its exclusive discretion shall be entitled to add building areas on the Land and/or to the Building,
                   insofar as the urban building plans applying presently and/or in the future to the Land so permit, without the Lessee
                   preventing and/or interfering in and/or objecting to the
                   addition of such building areas by the Company, provided the
                   Lessee's rights under this Agreement are not prejudiced and its reasonable use for the purpose of the lease is not
                   curtailed.

              (2)  The Lessee declares and undertakes that it shall not prevent in any way, directly or indirectly, and shall not submit any objection to any plan submitted by the Company for the
                   addition of

                                      -9-

                   building areas on the Land and/or to the Building, be it an urban building plan, a building permits plan or any other
                   plan, provided the Lessee's rights under this Agreement are not prejudiced and its reasonable use for the purpose of the lease is not curtailed.

              (3)  If notwithstanding that stated in subclauses (1) and (2)
                   above the Lessee's reasonable use of the Leasehold is
                   curtailed during the period of execution of works by the
                   Company (hereinafter: the "EXECUTION PERIOD"), the Rent
                   specified in Appendix A shall be reduced during the Execution
                   Period by 20%.

              (4)  The Lessee undertakes to remove at its expense any obstacle and/or facility and/or device belonging to it and situated in a place designated by the Company for the addition of
                   building areas. The Company shall do its best to find an
                   alternative place for the facilities and/or the devices
                   removed as stated.

              (5)  The Company shall do its utmost so that the works for the addition of building areas interfere as little as possible with the Lessee's use of the Leasehold.

13.      SIGNS

         (A)  The Lessee may not install any signs on the Leasehold, except with the permission of the Company to be given in writing. It is hereby clarified, for the removal of doubt, that the Lessee has a duty and responsibility to obtain a signage license from the competent authority in accordance with any law, and to pay any fee and/or charge which is payable to the competent authorities in accordance with any law. In case of the installation of an illuminated sign, the Lessee shall be obligated to install the electric connection at its expense and to bear the costs of the electricity supply to the sign. The Lessee shall in no case install signs on the
              Leasehold prior to receiving a lawful license for such
              installation.

         (B)  The Company authorizes the Lessee to install on the Leasehold facade a sign bearing the company's name and/or logo in
              illuminated letters, over a total surface area not exceeding
              1.2x6m.

         (C)  The Company shall be entitled to remove, at the Lessee's expense, any sign that is installed by it in breach of the provisions of this clause.

         (D)  The Lessee declares that it does not object and it agrees to having signs installed on the roof of the Building, by the Company and/or by any third party with the Company's permission.
              Furthermore, the Company may attach to the walls of the Building
              (except on the Leasehold facade) a

                                      -10-

              sign containing the Company's name and logo and other details relating to the Company.

14.      PRESERVING THE LEASEHOLD; ALTERATIONS IN THE LEASEHOLD; GALLERY;
         PERGOLA

         (A)  (1)  Should the Lessee wish to use the walls of the Leasehold and/or the system of ceilings and the roof of the Leasehold and/or the Building and/or the other elements of the
                   Leasehold for the attachment or loading of facilities and/or items of any kind, having a weight that is liable to cause damage thereto, the Lessee shall be obligated before doing the above to obtain the Company's written consent. The
                   Company shall not withhold its consent other than on
                   reasonable grounds. The Company's consent shall not be
                   required for the execution of internal alterations in the
                   Leasehold that do not damage the Leasehold in constructive or structural terms.

              (2)  The Lessee shall not be entitled to make any alteration or addition in the Leasehold, including a gallery and/or pergola
                   (hereinafter: the "ADDITION"), without the Company's prior written consent. That stated in this clause shall not apply to works of the Lessee in the Leasehold which were approved by the Company as detailed in Appendix F hereto.

              (3)  The Lessee shall be entitled to remove any Addition it made in the Leasehold, provided it restores the Leasehold to its previous condition. However, the Lessee shall be entitled to leave the Addition in the Leasehold. An Addition left in the
                   Leasehold shall become the Company's property, without
                   payment of any consideration by the Company.

              (4)  The Company shall be entitled to remove or to demolish any
                   Addition made by the Lessee without its consent, or to
                   restore the Leasehold to its previous condition, and the
                   Lessee shall bear any expense incurred to the Company in this connection.

              (5)  Notwithstanding that stated in this clause, the Lessee shall be entitled, at any time up to the end of the Lease Period, to dismantle any Addition installed by it in the Leasehold with the Company's consent and to treat it, after it was
                   dismantled, in a proprietary manner, provided the Lessee does not cause damage to the Leasehold through the dismantling of the Addition.

                                      -11-

              (6)  If an Addition was erected by the Lessee without receipt of the Company's written consent, the Lessee shall be
                   exclusively liable for any expense incurred to the Company in consequence thereof, including legal expenses and/or monetary charges which the Company is held liable to pay or which it is fined by a court. The aforesaid liability applies also to any damage caused to the Company and/or to any third party due to the execution of such Addition. Any amount paid as
                   stated by the Company, shall be reimbursed by the Lessee to the Company within 7 days from the Company's written demand to that effect.

         (B)  (1)  The Lessee declares and confirms that it is aware that the erection of an Addition (gallery and/or pergola) in the
                   Leasehold, if permitted according to the effective UBP
                   applying to the Land and/or the Building, is subject to the receipt of a building permit from the competent planning
                   authorities.

                   Gallery in this regard denotes - the addition of a floor to the Leasehold area, built within the Leasehold space, between the floor and the ceiling.

              (2)  Should the Lessee wish to erect an Addition in the Leasehold, and should it obtain the Company's consent in this regard, it shall be required to obtain a lawful building permit for the erection of the Addition and to bear the permit fee and/or other amounts which are payable to the Israel Lands
                   Administration, as well as all the charges and fees which are payable to the Israel Lands Administration and/or to the
                   Local Commission and/or to the local authority as a condition for receiving a building permit, without this imposing on the
                   Company any liability, be it a planning liability or any
                   other liability.

                   Subject to the aforesaid, any plan for the erection of an
                   Addition shall first be presented for approval to the
                   Company, and the Company shall be entitled to refuse to
                   approve the submission of such plan, if it is of the opinion that approval of the plan as stated is liable to prejudice any of its buildings rights or other rights.

              (3)  If notwithstanding the aforesaid, the Lessee erects the
                   Addition in the Leasehold, without a lawful building permit, the Company shall be entitled to demolish the Addition or any part thereof or any building infrastructure constructed or laid by the Lessee for the

                                      -12-

                   purpose of erecting the Addition (hereinafter: the
                   "DEMOLITION WORKS"). The Lessee hereby gives the Company
                   irrevocable instructions to enter the Leasehold and to
                   perform the Demolition Works, at any time according to the
                   Company's discretion.

                   The Lessee shall be barred from objecting to the Company's entry into the Leasehold for the performance of the
                   Demolition Works.

                   All the Company's expenses in connection with the performance of the Demolition Works shall devolve upon and be paid by the
                   Lessee. The securities furnished by the Lessee and the letter of authorization in accordance with this Agreement shall also serve for the realization of the Lessee's undertaking, as
                   aforesaid.

              (4)  Subject to that stated in subclauses (B) (1)-(3) above, the
                   Lessee agrees that in the event that it erects an additional floor area in the Leasehold, it shall be obligated to pay the
                   Company additional rent in a monthly amount equivalent to 50%
                   (fifty percent) of the amount obtained from the
                   multiplication of the area of the gallery by the monthly rent and the division thereof by the area of the Leasehold
                   (hereinafter: the "ADDITIONAL RENT"). To eliminate doubt,
                   that stated in this subclause shall not apply to an addition existing in the Leasehold on the date of signature of this
                   Agreement.

              (5)  The Additional Rent shall be paid from the date of completion of the erection of the gallery floor.

              (6)  To eliminate doubt, the Lessee's obligation to pay the
                   Additional Rent specified in subclause (B) (4) above, shall apply to the Lessee whether it received the Company's consent to the erection of the Addition, or not, and whether it
                   received a building permit, or not.

                   The Additional Rent shall be deemed as Rent in all respects and shall be subject to all the relevant provisions in this
                   Agreement.

         (C)  If the Company is required to pay betterment tax in respect of an
              Addition and/or pergola and/or gallery erected by the Lessee, whether the Company's consent was received therefor or not, the
              Lessee shall be obligated to pay the betterment tax or, where the betterment tax was paid by the Company, to reimburse the amount thereof to the Company, within 7 days from the date of dispatch of the demand for payment thereof.

                                      -13-

15.      PREVENTION OF NUISANCES

         (A)  The Lessee shall not create any nuisance, and inter alia the
              Lessee undertakes not to create loud noise, odors and tremors posing a nuisance to plants and/or businesses in the vicinity of the Leasehold.

         (B)  In any case of a breach of the provision of subclause (A) above, the Lessee undertakes to cause the cessation of the nuisance within 7 days from receipt of the Company's letter of demand.
              Without derogating from the aforesaid, in addition to any other right available to the Company under this Agreement and/or in accordance with the provisions of the law, the Company shall be entitled to perform any inspection and/or measurement and/or repair and/or other action as the Company sees fit for restoring the previous situation and/or for eliminating the nuisance. All the Company's costs in this regard shall devolve upon and be paid by the Lessee.

              The Lessee undertakes herewith to reimburse to the Company any amount expended by it as aforesaid, together with linkage
              differences and interest as specified in clause 26 below, from the date of expenditure of the amount and up to the reimbursement thereof by the Lessee.

              The Company's accounts in respect of these costs shall be
              conclusive evidence of their amount, and the Lessee undertakes to pay said costs immediately upon first demand.

16.      ADMITTANCE TO THE LEASEHOLD

         The Company's employees and messengers may enter the Leasehold at any time, during normal work hours, by prior coordination with the Lessee, for inspection purposes or for the performance of repairs and other works which are necessary, in the Company's opinion.

         Solely in an emergency, the Company and/or anyone on its behalf shall be entitled to enter the Leasehold without obtaining the Lessee's prior consent, and it shall avoid, as far as possible in the circumstances of the case, causing damage to the Leasehold and its contents.

17.      TRANSFER OF RIGHTS

         (A)  The Lessee shall not be entitled to transfer and/or to encumber in any manner and fashion all or any part of the rights vested in it by this Agreement, in favor of another and/or others.

              Notwithstanding the aforesaid, the Lessee may permit an associated and/or related company and/or a subsidiary of the Lessee use of the Leasehold and/or any part thereof.

         (B)  The Company shall be entitled to transfer and/or encumber its rights and/or obligations under this Agreement to another, provided the Lessee's rights under this Agreement are not
              prejudiced.

                                      -14-

18.      VACATION

         (A)  The Lessee shall vacate the Leasehold at the end of the Lease
              Period and shall return exclusive possession thereof to the
              Company, the Leasehold being free of any person and object not belonging to the Company.

              In any case where the Lessee must vacate the Leasehold in
              accordance with this Agreement, whether for the reason specified in this clause or for any other reason specified in this
              Agreement, it shall be obligated to return exclusive possession thereof, together with the keys, the Leasehold being absolutely vacant and in good condition and fit for immediate use, excluding reasonable wear.

              At the time of the vacation, a delivery protocol shall be drawn up detailing the faults that were found and which the Lessee is responsible for repairing (hereinafter: the "FAULTS"). The Company shall permit the Lessee to repair the faults within 7 days. If the faults were not repaired within the said time, the Company shall be entitled to repair the faults by itself and to debit the Lessee the cost thereof against the presentation of receipts.

              Additionally, the Lessee shall furnish to the Company, at the end of the Lease Period or upon the actual vacation of the Leasehold, confirmations from the electricity company and the local authority that the Lessee has no debt in respect of electricity consumption and/or water consumption and/or taxes and/or fees to the local authority, in respect of the Leasehold, up to the end of the Lease
              Period or up to the date of actual vacation, whichever date is later.

         (B)  Without derogating from that stated in clause 5 above, if the
              Lessee fails to vacate the Leasehold as provided above in
              subclause (A) of this clause, the Lessee shall pay the Company liquidated damages (hereinafter: the "COMPENSATION") for each day of delay, in an amount equivalent to twice the amount of the Rent due in respect of the Leasehold for one day of rent in the last month of the last year of the lease. The Compensation shall be linked to the Consumer Price Index, as defined in clause 3 (A)
              above, and the linkage differences shall be calculated by the
              Company, mutatis mutandis, each and every month. The amount of the
              Compensation together with the added linkage differences shall be paid not later than 7 days from the date of the demand.

              The aforesaid shall not prejudice and/or derogate from any right of the Company, including its right to receive the Compensation specified above in this subclause (B), even if in actual fact the
              Company issued to the Lessee a demand and/or invoice for payment of the Rent.

              Furthermore, that stated above in subclause (B) shall not
              prejudice and/or derogate from the Company's right to demand the vacation of the Leasehold. That stated in this clause prevails over any other provision in this Agreement.

              To eliminate doubt, the Lessee's obligation under this clause shall continue to apply after the end of the Lease Period up to the actual vacation of the Leasehold.

                                      -15-

         (C)  Upon the expiration of the validity of this Agreement, or in case this Agreement is canceled by the Company or an order is issued for the eviction of the Lessee from the Leasehold, if the Lessee fails immediately to vacate the Leasehold, the Company shall be entitled to exercise any security and/or guarantee furnished to it by the Lessee, that was not presented for payment prior to the notice of cancellation of the Lease Agreement and/or the issuance of the eviction order, for partial coverage of the Compensation, as defined in subclause (B) above, which is due to the Company in respect of the period from the cancellation of the Agreement or issuance of the order as stated and up to the actual vacation of the Leasehold.

              That stated in this subclause shall not constitute the Company's waiver of any of its rights against the Lessee under this
              Agreement or in accordance with the law, or the granting of leave to the Lessee to use the Leasehold following the cancellation of the Lease Agreement or handing down of the eviction order as stated.

              The cancellation of this Agreement in accordance with the
              provisions of clause 21 below shall not derogate from the Lessee's obligations as stated above in this clause.

         (D)  Without prejudice to any of the Company's rights under this
              Agreement, at the end of the Lease Period and/or following the cancellation of this Agreement by the Company, and/or where the
              Lessee defaulted on two consecutive payments of Rent to the
              Company, if the Lessee fails to vacate the Leasehold and/or to return possession of the Leasehold to the Company, the Leasehold being free from any person and object, the Company shall be entitled to take possession of the Leasehold after notifying the
              Lessee in writing of the date of taking of possession.

              The Company shall be entitled to act as aforesaid and to remove all the effects found in the Leasehold and to store them as it in its absolute discretion shall see fit, in any other place, and/or to sell them to a third party at its exclusive discretion. The costs of the removal, storage and sale shall devolve upon and be paid by the Lessee. The Company shall be entitled to deduct from the price of the sale (if there be any) its costs in respect of the vacation, the storage and the sale.

              If the Leasehold was vacated by the Company or the equipment stored or sold as stated above in this subclause, the Lessee shall not have any defense plea and/or other contention against the
              Company in connection with such vacation, storage or sale.

         (E)  The Company shall be entitled to take possession of the Leasehold and/or to prevent the Lessee from using the Leasehold (including the replacement of locks in the Leasehold), in case the Lessee fails to pay the Company two consecutive payments of the Rent, provided notice was given in writing.

              The Company's books shall be prima facie evidence of the Lessee's debt in to the Company in respect of the Rent.

                                      -16-

         (F)  In addition to that stated in subclause (C) above, the Bank
              Guarantee shall serve as security for the settlement of all the
              Lessee's debts to the local planning and building commission, to the local authority (including debts in respect of water
              consumption) and/or to the electricity company and the
              telecommunications company in respect of the Leasehold.

19.      LESSEE'S OBLIGATION TO EFFECT PAYMENTS

              The Lessee is obligated to pay the Company the full Rent and all the other payments which it undertook to pay in accordance with this Agreement, whether it used the Leasehold or not and whatever the reason may be for nonuse of the Leasehold, except for nonuse due to force majeure. The Lessee shall not be entitled and shall be barred from raising any contention against its absolute liability to pay the Company Rent in accordance with this
              Agreement. The exception with respect to force majeure shall not apply to the Additional Payment as defined in clause 4(C) above.

20.      CANCELLATION OF THE AGREEMENT

         (A)  The parties agree that the Company may terminate this Agreement upon the fulfillment of one of the cases enumerated below:

              (1)  A receivership order was issued against the Lessee, or the
                   Lessee compounded with its creditors.

              (2)  A judgment was handed down for the liquidation of the Lessee.

              (3)  A receiver was appointed over the Lessee's assets or a part thereof.

              The Company shall notify the Lessee in writing of the termination of the Agreement, and the cancellation shall be effective from the date of filing against the Lessee of an application for a
              receivership order or an application for a composition or an application for liquidation or an application to enforce
              encumbrances and/or to appoint a receiver, provided such
              application was not canceled within 45 days from the date of filing thereof.

         (B)  In addition to any relief for which the Company may sue under this
              Agreement and/or in accordance with the law, and without
              derogating from the aforesaid generalities, the Company shall be entitled to terminate this Agreement by a written notice of 14 days, in the cases enumerated below:

              (1)  Failure to provide a Bank Guarantee as specified in clause 5.

              (2)  Use of the Leasehold not in accordance with that specified in clause 7.

              (3)  Transfer of the Lessee's rights in the Leasehold to another, contrary to the provisions of clause 17 above.

                                      -17-

              (4)  Failure to effect a payment which the Lessee is obligated to pay the Company - within 14 days from the due date.

              (5)  Creation of a nuisance that is liable to disturb offices and/or plants and/or businesses in the vicinity of the
                   Leasehold.

              (6)  Performance of an act contrary to the provisions of clause 14 of this Agreement.

         (C)  If the Agreement is canceled, or the Company gives notice of the cancellation thereof, the Lessee shall vacate the Leasehold within
              30 days from the date of receipt of the notice.

         (D)  The provisions of this clause shall not derogate from the
              Company's rights under this Agreement or in accordance with the law.

         (E)  If the Lessee vacates the Leasehold pursuant to that stated in subclause (A) or (B) above, it shall not be entitled to any compensation and/or payment from the Company for any reason whatsoever.

21.      PAYMENT OF THE LESSEE'S DEBTS

         (A)  Should the Company be forced to pay in the Lessee's stead any amount in connection with the Leasehold, payment of which devolves upon the Lessee under this Agreement or by law, including payments for electricity and water consumption, municipal property tax or telecommunications, the Company shall notify the Lessee of its intention to pay such amount in the Lessee's stead 14 days before payment thereof.

         (B)  The Lessee shall reimburse to the Company any amount paid by it as stated, within 14 days of being required to do so, with the addition of interest and linkage as specified in clause 26 below, from the date of dispatch of the demand to the date of actual payment.

22.      TAXES, FEES AND CHARGES

         All state and/or municipal and/or other taxes, fees and charges and/or other payments of any nature and kind connected with the management of the Lessee's business and/or devolving upon the holder of the Leasehold and/or devolving upon the Leasehold and/or that may devolve upon the
         Lessee and/or on the Leasehold during the course of the Lease Period, shall be paid by the Lessee.

23.      TENANT'S PROTECTION LAW

         The parties hereby declare that the Lessee has not paid the Company in respect of the lease under this Agreement any key money, directly or indirectly, and the Lessee is not a protected tenant in accordance with the Tenant's Protection Law [Consolidated Version] 1972 and/or any law
         replacing it (hereinafter: the "TENANT'S PROTECTION LAW"). In case the
         Lessee carries out works in the Leasehold at its expense, such works shall in no case be deemed as payment of key money, and the Lessee shall not be deemed a protected tenant in accordance with the Tenant's
         Protection Law.

                                      -18-

24.      COSTS OF THE AGREEMENT

         The costs of stamping this Agreement and all its copies shall devolve exclusively upon the party wishing to stamp it.

25.      LINKAGE AND INTEREST

         The parties agree that in respect of every amount which the Lessee fails to pay on time (hereinafter: the "AMOUNT IN ARREARS"), the Lessee shall be obligated to pay the Company, in addition to the Amount in
         Arrears, linkage differences calculated as specified in clause 3(A)
         above, mutatis mutandis (the Amount in Arrears together with the linkage differences is hereinafter referred to as: the "REVALUED
         DEBT"). The Revalued Debt shall bear interest at a rate of 7% per annum
         (hereinafter: the "ANNUAL INTEREST"), from the eighth day after the creation of the debt to the date of actual payment.

         Any payment made by the Lessee to the Company in respect of a debt in arrears shall be divided and charged proportionally to the components of the debt in arrears, i.e. the Annual Interest component, the linkage differences component and the Amount in Arrears Component.

26.      VALUE ADDED TAX (VAT)

         Every amount which the Lessee is obligated to pay or to deposit in accordance with this Agreement, shall bear VAT according to its lawful rate on the date of the payment or the deposit, to be paid by the
         Lessee. The parties agree that the Company shall be entitled to round the amounts which the Lessee is obligated to pay to or deposit with the
         Company under this Agreement or by law to the nearest whole shekel. VAT shall be paid on the date stipulated for making any of the payments or deposits specified in this Agreement, against a tax invoice.

27.      JURISDICTION

         The parties agree that the competent court in the Tel Aviv District has been chosen by them as the sole venue in any matter connected with and/or deriving from this Agreement.

28.      COMPLIANCE WITH LAWS

         The parties shall comply with the provisions of any law in connection with the Leasehold and the use thereof.

29.      NO OFFSET OF PAYMENTS

         The parties agree that the amounts which they owe and/or which they may owe each other in respect of this Agreement or for any reason whatsoever, may not be offset. To eliminate doubt, in any case where the Lessee has a contention and/or claim against the Company, it shall not be entitled to offset the amount of the demand and/or claim, but it shall be entitled to file suit against the Company.

                                      -19-

30.      LEASEHOLD DRAWING

         A drawing showing the outline of the Leasehold and the areas attached to it is attached hereto as Appendix C.

31.      MODIFICATION OF THE AGREEMENT

         Any modification of the terms of this Agreement or waiver of the
         Company's rights hereunder shall be made solely in writing under the hands of the persons authorized to bind the Company. Notwithstanding the aforesaid, the Company's consent to abridge the Lease Period shall be deemed as valid only if it was given in writing under the hand of the Company's general manager.

32.      MANAGEMENT AGREEMENT

         Together with this Lease Agreement and as an integral part hereof, the
         Lessee shall sign the Management Agreement attached hereto
         (hereinbefore and hereinafter: the "MANAGEMENT AGREEMENT") as
         Appendix E.

33.      RIGHT OF REFUSAL OF ADDITIONAL LEASEHOLD

         The Company undertakes not to lease the unit numbered 137.001.11, having an area of 340 sq.m and contiguous to the Leasehold, as shown in the drawing attached hereto as Appendix B, during the first 36 months of the lease, to any other party, before notifying the Lessee in writing of its intention to do so. If the Company gave notice as stated, the Lessee may notify the Company in writing within 72 days of its wish to lease the said unit, upon the same conditions as in this
         Agreement, and the said unit shall be deemed to have been leased to the
         Lessee together with the Leasehold as defined in this Agreement, starting from receipt of possession of the additional unit, the unit being fit for use in accordance with the purpose of the lease.

         That stated in this clause shall not apply to the renewal of an agreement with an existing lessee in the said unit.

34.      TERMINATION OF PREVIOUS LEASE AND CONTINUATION OF LEASE OF PARKING
         SPACES

         The period of the Lessee's lease in accordance with Agreement No.
         1-03-1107-4 and its addenda (hereinafter: the "PREVIOUS AGREEMENT")
         shall terminate within 90 days from the date of commencement of the lease under this Agreement.

         For as long as this Agreement is in force, Agreement No. 1-03-1289-0 concerning parking places in the Building's parking lot, signed between the parties on June 11, 2000, shall remain in effect.

35.      NOTICES

         Any notice which the parties hereto are required to deliver to each other shall be deemed to have been delivered at the end of 42 hours from when it was sent by registered post from a post office in Israel to the address of the parties as specified in this Agreement.

                                      -20-

         The delivery of a notice at the Leasehold to the Lessee or to its employee, or the pasting of a notice on the door of the Leasehold, shall be deemed as lawful delivery to the Lessee.

         In addition to the aforesaid, the parties shall be entitled to send each other notices by messenger, and in such case the date of delivery of the notice shall be deemed to be the date appearing on the delivery form signed by the messenger.

         The parties shall also be entitled to deliver notices to each other by facsimile, and any document relayed to a party by facsimile shall be deemed to have been delivered to that party by personal delivery on the date of transmission thereof, provided a confirmation of the transmission appears on the document.

         The parties' address as specified in this Agreement shall be deemed also as their address for the service of process.

IN WITNESS WHEREOF THE PARTIES HAVE SET THEIR HANDS HERETO:

( - )                                       ( - )
-------------------------------             -----------------------------------
THE COMPANY                                 THE LESSEE

                                      -21-

APPENDIX A
(Clause 3 to the Lease Agreement)

RENT PRINCIPAL OF LEASE AGREEMENT DATED MARCH 17, 2002

Lessee's name: Lipman Electronic Engineering Ltd.

1.  The Lessee shall pay the Company in advance, on the first day of every six months, Rent Principal in the amount of:

    NIS       0        in respect of the Leasehold,   from   1/4/2002  to  30/6/2002
    NIS   51,929 x 6   in respect of the Leasehold,   from   1/7/2002  to  30/6/2005
    NIS   54,925 x 6   in respect of the Leasehold,   from   1/7/2005  to  30/6/2008
    NIS   57,921 x 6   in respect of the Leasehold,   from   1/7/2008  to  30/6/2011

2.  To the Rent Principal specified above there shall be added Linkage
    Differences, in accordance with the provisions of clause 3 (A) of the Lease
    Agreement.

3.  Value added tax (VAT) at the rate prescribed by law shall apply to the Rent
    Principal plus the Linkage Differences, on the payment date.

4.  At the times stipulated in clause 1 above, the Lessee shall pay the Company also the Linkage Differences and the VAT as specified in clauses 2 and 3 above.

           IN WITNESS WHEREOF THE PARTIES HAVE SET THEIR HANDS HERETO:

             ( - )                                            ( - )
-------------------------------                     -------------------------
          THE COMPANY                                      THE LESSEE

                                      -22-

                                                                     APPENDIX B
                                                                     (Clause 5)

                                 BANK GUARANTEE

                                                           Date: ______________
Messrs.
Mivnei Ta'asiya Ltd.
11 Hamenofim St.
Herzliya Pituach 46120

Dear Sirs,

                RE: BANK GUARANTEE NO.         FOR AGREEMENT NO.

We hereby guarantee to pay you any amount which you will demand of us up to a total of NIS 750,000 (in words: seven hundred fifty thousand shekels)
(hereinafter: the "GUARANTEE PRINCIPAL"), together with linkage differences as set forth below, being or becoming due to you from Lipman Electronic Engineering
Ltd. (hereinafter referred to as: the "DEBTOR").

The Guarantee Principal shall decrease as follows:
To a total of NIS 600,000 on 1/10/2002
To a total of NIS 450,000 on 1/4/2002
To a total of NIS 300,000 on 1/10/2003
To a total of NIS 250,000 on 1/4/2004

We shall pay you from time to time, within seven days from receipt of your demand, any amount of the Guarantee Principal indicated in your aforesaid demand, plus linkage differences calculated as set forth below, without your having to substantiate your demand or to first demand payment of the said amount from the Debtor, provided the total amount which we shall pay you under this guarantee of ours does not exceed the amount of the Guarantee Principal plus linkage differences.

INDEX           -      Means the Consumer Price Index, including fruits and
                       vegetables, published by the Central Bureau of
                       Statistics. In case the index base is changed, or the
                       method of calculation and preparation of the index is
                       changed, or the index is published by another body
                       instead of the aforesaid bureau, the Company shall
                       calculate the increase in the index for purposes of this
                       clause taking into account the said changes.

BASE INDEX      -      The known index on 15/3/2002, i.e. ______ points.

NEW INDEX       -      The last known index on the date of receipt of your
                       demand at the bank.

LINKAGE         -      The difference between the New Index and the Base Index
DIFFERENCES            divided by the Base Index and multiplied by the Guarantee
                       Principal.

                                      -23-

This guarantee of ours shall decrease automatically by the amount of the demand paid - excluding linkage differences - which shall be deducted from the total amount of the Guarantee Principal, provided the total amount of the demand -
excluding linkage differences - does not exceed the total amount of the
Guarantee Principal.

The guarantee is not conditioned on the validity of the Debtor's liability towards you.

This guarantee shall remain in force up to ______________ (inclusive) and shall be automatically extended, each time for a further period of 6 months, unless you notify us in writing of the voidance of this guarantee or unless we shall have paid the amount of the guarantee. Any demand under this guarantee must reach us in writing, at the undersigned branch, whose address is:
-------------------------

A demand reaching us after the said date shall not be accepted.

This guarantee of ours may not be endorsed to transferred.

                                                        Sincerely yours,

                                                      -------------------
                                                      -------------------

                                      -24-

                ADDENDUM NO. 4 TO LEASE AGREEMENT NO. 1-03-1649-5
                              DATED MARCH 17, 2002

BETWEEN:          Mivnei Ta'asiya Ltd.
                  11 Hamenofim St., Herzliya Pituach
                  tel. 09-9717971, fax 09-9717970
                                                   (hereinafter: the "COMPANY")

A N D:            Lipman Electronic Engineering Ltd.
                  Public Co. 52-003894-4
                  11 He'amal St., Rosh Ha'ayin 48092
                  tel. 03-9029730, fax 03-9029731
                                                    (hereinafter: the "LESSEE")

WHEREAS           a lease agreement dated March 17, 2002 with addenda was
                  concluded between the parties (hereinafter: the "MAIN
                  AGREEMENT"), in connection with a leasehold situated at 4
                  He'amal St., Rosh Ha'ayin, known by its number 137.01.01 and having an area of 2143 sq.m (hereinafter: the "MAIN
                  LEASEHOLD"); and

WHEREAS           in accordance with Addendum 3 to the Main Agreement, the
                  Lessee leases from the Company an additional area located on the ground floor, numbered 137.001.08 and having an area of
                  296 sq.m (hereinafter: the "WAREHOUSE"); and

WHEREAS           the Lessee wishes to return the Warehouse to the Company and in lieu thereof to receive possession of a unit which is
                  contiguous to the Main Leasehold, having an area of 340 sq.m
                  (hereinafter: the "ADDITIONAL LEASEHOLD"); and

WHEREAS           the parties wish to mutually regulate the subject of the lease of the Additional Leasehold, applying the provisions of the
                  Main Agreement also to the lease of the said additional area.

THEREFORE, THE PARTIES HEREBY STIPULATE AND AGREE AS FOLLOWS:

1.   The preamble hereto forms an integral part of this Addendum.

2.   The Company hereby leases to the Lessee and the Lessee hereby leases from the Company the Additional Leasehold as shown in the drawing in Appendix A, for a period starting January 10, 2003 and ending September 30, 2011. The
     Lessee shall return possession of the Warehouse to the Company within 60 days from the signature of this Addendum.

                                      -25-

3.   All the Lessee's payments to the Company under the Main Agreement shall remain in force, and no change shall occur due to the replacement of the
     Warehouse with the Additional Leasehold.

4.   It is hereby agreed that the provisions of the Main Agreement shall apply to the Additional Leasehold, and in case of a contradiction, the provisions of the Main Agreement shall apply also with respect to the present addendum, with the exception of clause 2 and 3 hereinabove.

     IN WITNESS WHEREOF THE PARTIES HAVE SET THEIR HANDS HERETO ON
     JANUARY 3, 2003:

            ( - )                                              ( - )
-------------------------------                      -------------------------
         THE COMPANY                                        THE LESSEE

                                      -26-